Exhibit 8.1

	Company Name	Country
1	(In Liquidation) BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
2	(In Liquidation) BHP Billiton Olympic Dam Operations Pty Ltd	Australia
3	(In Liquidation) BHP Billiton Resources Marketing Pty Ltd	Australia
4	(In Liquidation) BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
5	141 Union Company	United States
6	8231508 Canada Inc.	Canada
7	African Metals (Pty) Limited	South Africa
8	Albion Downs Pty Limited	Australia
9	Araguaia Participações Ltda	Brazil
10	Atlas Steels Company Limited	Canada
11	Baniettor Mining Proprietary Limited	South Africa
12	BHP Billiton (Aus) Limited	United Kingdom
13	BHP Billiton (BMSA) Pty Ltd	Australia
14	BHP Billiton (BVI) Limited	Virgin Islands, British
15	BHP Billiton (Liberia) Inc.	Liberia
16	BHP Billiton (Philippines) Inc.	Philippines
17	BHP Billiton (Towage Services) Pty Ltd	Australia
18	BHP Billiton (Trinidad) Holdings Ltd.	Saint Lucia
19	BHP Billiton (Trinidad-2C) Ltd.	Canada
20	BHP Billiton (Trinidad-3A) Ltd.	Trinidad and Tobago
21	BHP Billiton (UK) Limited	United Kingdom
22	BHP Billiton Aluminium (Holdings) Pty Ltd	Australia
23	BHP Billiton Aluminium (RAA) Pty Ltd	Australia
24	BHP Billiton Aluminium (Worsley) Pty Ltd	Australia
25	BHP Billiton Aluminium Australia Pty Ltd	Australia
26	BHP Billiton Aluminium Limited	United Kingdom
27	BHP Billiton Aluminium Technologies Limited	Jersey
28	BHP Billiton Australia Investment 3 Pty Ltd	Australia
29	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
30	BHP Billiton Boliviana de Petroleo Inc.	United States
31	BHP Billiton Brasil Exploração e Produção de Petróleo Limitada	Brazil
32	BHP Billiton Brasil Investimentos Ltda.	Brazil
33	BHP Billiton Brasil Ltda	Brazil
34	BHP Billiton Canada Inc.	Canada
35	BHP Billiton Cannington Pty Ltd	Australia
36	BHP Billiton Capital Inc.	United States
37	BHP Billiton Chile Inversiones Limitada	Chile
38	BHP Billiton China Limited	Hong Kong
39	BHP Billiton Coal Holdings South Africa Proprietary Limited	South Africa
40	BHP Billiton Community Limited	Australia
41	BHP Billiton Company B.V.	Netherlands
42	BHP Billiton Diamonds (Eurasia) LLC	Russian Federation
43	BHP Billiton Direct Reduced Iron Pty Limited	Australia
44	BHP Billiton Employee Plan Pty Ltd (in liquidation 26/06/2014)	Australia
45	BHP Billiton Energy Coal Australia Pty Ltd	Australia
46	BHP Billiton Energy Coal Inc.	United States
47	BHP Billiton Energy Coal South Africa Proprietary Limited	South Africa
48	BHP Billiton Eurasia B.V.	Netherlands
49	BHP Billiton Executive Services Company Pty Limited	Australia

	Company Name	Country
50	BHP Billiton Finance (USA) B.V.	Netherlands
51	BHP Billiton Finance (USA) Limited	Australia
52	BHP Billiton Finance Australia Limited	Virgin Islands, British
53	BHP Billiton Finance B.V.	Netherlands
54	BHP Billiton Finance Limited	Australia
55	BHP Billiton Finance Plc	United Kingdom
56	BHP Billiton Finance South Africa Limited	Virgin Islands, British
57	BHP Billiton Foreign Holdings Inc.	United States
58	BHP Billiton Freight Singapore Pte Limited	Singapore
59	BHP Billiton Group (BVI) Limited	Virgin Islands, British
60	BHP Billiton Group Limited	United Kingdom
61	BHP Billiton Group Operations Pty Ltd	Australia
62	BHP Billiton Holdings B.V. (in Liquidation 14/08/2014)	Netherlands
63	BHP Billiton Holdings Limited	United Kingdom
64	BHP Billiton Innovation Pty Ltd	Australia
65	BHP Billiton International Metals B.V.	Netherlands
66	BHP Billiton International Services Limited	United Kingdom
67	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
68	BHP Billiton Investment Holdings Limited	United Kingdom
69	BHP Billiton IO Mining Pty Ltd	Australia
70	BHP Billiton IO Pilbara Mining Pty Ltd	Australia
71	BHP Billiton IO Services Pty Ltd	Australia
72	BHP Billiton IO Workshop Pty Ltd	Australia
73	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
74	BHP Billiton Iron Ore Pty Limited	Australia
75	BHP Billiton Japan Limited	Japan
76	BHP Billiton Jersey Limited	Jersey
77	BHP Billiton Korea Co., Ltd.	Korea, Republic of
78	BHP Billiton Liberia (Jersey) Limited	Jersey
79	BHP Billiton Lonsdale Investments Pty Ltd	Australia
80	BHP Billiton Marine & General Insurances Pty Ltd	Australia
81	BHP Billiton Marketing AG	Switzerland
82	BHP Billiton Marketing Asia Pte Ltd.	Singapore
83	BHP Billiton Marketing B.V.	Netherlands
84	BHP Billiton Marketing Inc.	United States
85	BHP Billiton Marketing Investments ApS (in liquidation 15.10.2013)	Denmark
86	BHP Billiton Marketing Investments Limited (In Liquidation 08/07/2014)	United Kingdom
87	BHP Billiton Marketing Services India Pvt Ltd	India
88	BHP Billiton Marketing UK Limited	United Kingdom
89	BHP Billiton Marylebone B.V. (in Liquidation 07/08/2014)	Netherlands
90	BHP Billiton Metais SA	Brazil
91	BHP Billiton MetCoal Holdings Pty Ltd	Australia
92	BHP Billiton Mine Management Company	United States
93	BHP Billiton Minerals Pty Ltd	Australia
94	BHP Billiton Mitsui Coal Pty Ltd	Australia
95	BHP Billiton New Mexico Coal Inc.	United States
96	BHP Billiton Nickel Operations Pty Ltd	Australia
97	BHP Billiton Nickel West Pty Ltd	Australia
98	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
99	BHP Billiton Paddington Limited (In Liquidation 19/05/2014)	United Kingdom
100	BHP Billiton Petroleum (Americas) Inc.	United States

	Company Name	Country
101	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States
102	BHP Billiton Petroleum (Arkansas) Inc.	United States
103	BHP Billiton Petroleum (Australia) Pty. Ltd.	Australia
104	BHP Billiton Petroleum (Bass Strait) Pty. Ltd.	Australia
105	BHP Billiton Petroleum (Bimshire) Limited	United Kingdom
106	BHP Billiton Petroleum (Brazil) Limited	United Kingdom
107	BHP Billiton Petroleum (Carlisle Bay) Limited	United Kingdom
108	BHP Billiton Petroleum (Colombia) Corporation	Canada
109	BHP Billiton Petroleum (Deepwater) Inc.	United States
110	BHP Billiton Petroleum (Denmark) ApS	Denmark
111	BHP Billiton Petroleum (Eagle Ford Gathering) LLC	United States
112	BHP Billiton Petroleum (Fayetteville) LLC	United States
113	BHP Billiton Petroleum (Foreign Exploration Holdings) LLC	United States
114	BHP Billiton Petroleum (GOM) Inc.	United States
115	BHP Billiton Petroleum (International Exploration) Pty. Ltd.	Australia
116	BHP Billiton Petroleum (KCS Resources), LLC	United States
117	BHP Billiton Petroleum (Laurentian) Corporation	Canada
118	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
119	BHP Billiton Petroleum (North America) Inc.	United States
120	BHP Billiton Petroleum (North West Shelf) Pty. Ltd.	Australia
121	BHP Billiton Petroleum (Philippines) Corporation	Canada
122	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
123	BHP Billiton Petroleum (Pipelines Investments) Pty. Ltd.	Australia
124	BHP Billiton Petroleum (Sabah) Corporation	Canada
125	BHP Billiton Petroleum (Sarawak) Limited	United Kingdom
126	BHP Billiton Petroleum (South Africa 3B/4B) Limited	United Kingdom
127	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
128	BHP Billiton Petroleum (Trinidad Block 14) Limited	United Kingdom
129	BHP Billiton Petroleum (Trinidad Block 23A) Limited	United Kingdom
130	BHP Billiton Petroleum (Trinidad Block 23B) Limited	United Kingdom
131	BHP Billiton Petroleum (Trinidad Block 28) Limited	United Kingdom
132	BHP Billiton Petroleum (Trinidad Block 29) Limited	United Kingdom
133	BHP Billiton Petroleum (Trinidad Block 5) Limited	United Kingdom
134	BHP Billiton Petroleum (Trinidad Block 6) Limited	United Kingdom
135	BHP Billiton Petroleum (Tx Gathering), LLC	United States
136	BHP Billiton Petroleum (TxLa Operating) Company	United States
137	BHP Billiton Petroleum (Victoria) Pty. Ltd.	Australia
138	BHP Billiton Petroleum (WSF Operating), Inc.	United States
139	BHP Billiton Petroleum Great Britain Limited	United Kingdom
140	BHP Billiton Petroleum Holdings (USA) Inc.	United States
141	BHP Billiton Petroleum Holdings LLC	United States
142	BHP Billiton Petroleum International Pty. Ltd.	Australia
143	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
144	BHP Billiton Petroleum Limited	United Kingdom
145	BHP Billiton Petroleum Properties (GP), LLC	United States
146	BHP Billiton Petroleum Properties (LP), LLC	United States
147	BHP Billiton Petroleum Properties (N.A.), LP	United States
148	BHP Billiton Petroleum Pty Ltd	Australia
149	BHP Billiton Petroleum Trading and Marketing Inc.	United States
150	BHP Billiton Petroleum Trading and Marketing Pty. Ltd.	Australia
151	BHP Billiton Plc	United Kingdom

	Company Name	Country
152	BHP Billiton Plc (South Africa)	South Africa
153	BHP Billiton PNG Services Limited	Papua New Guinea
154	BHP Billiton Properties Proprietary Limited	South Africa
155	BHP Billiton RBM Holdings Proprietary Limited	South Africa
156	BHP Billiton Resources Exploration Pty Ltd (In Liquidation 08/09/2014)	Australia
157	BHP Billiton Resources International (RSA) Pty Ltd	Australia
158	BHP Billiton SA Finance (Pty) Ltd	South Africa
159	BHP Billiton SA Holdings Limited	South Africa
160	BHP Billiton SA Investments Limited	United Kingdom
161	BHP Billiton SA Limited	South Africa
162	BHP Billiton Services Jersey Limited	Jersey
163	BHP Billiton Shared Business Services Pty Ltd	Australia
164	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
165	BHP Billiton South Africa Holdings B.V.	Netherlands
166	BHP Billiton SSM Development Pty Ltd	Australia
167	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
168	BHP Billiton SSM Indonesia Pte Ltd	Singapore
169	BHP Billiton SSM International Pty Ltd	Australia
170	BHP Billiton Sustainable Communities	United Kingdom
171	BHP Billiton UK Holdings Limited	Virgin Islands, British
172	BHP Billiton UK Investments Limited	Virgin Islands, British
173	BHP Billiton Uranium Holding Company Pty Ltd	Australia
174	BHP Billiton WAIO Pty Ltd	Australia
175	BHP Billiton Western Mining Resources International Pty Ltd	Australia
176	BHP Billiton World Exploration Inc.	Canada
177	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
178	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
179	BHP Billiton Zambia Limited	Zambia
180	BHP Capital No. 20 Pty Limited	Australia
181	BHP Chile Inc.	United States
182	BHP Coal Holdings Pty Limited	Australia
183	BHP Coal Pty Ltd	Australia
184	BHP Copper Inc.	United States
185	BHP Development Finance Pty Ltd	Australia
186	BHP Escondida Inc.	United States
187	BHP Finance (International) Inc.	United States
188	BHP Financial Services (UK) Limited	Guernsey
189	BHP Group Resources Pty. Ltd.	Australia
190	BHP Hawaii Inc.	United States
191	BHP Holdings (International) Inc.	United States
192	BHP Holdings (Resources) Inc.	United States
193	BHP Holdings (USA) Inc.	United States
194	BHP Holdings International (Investments) Inc.	United States
195	BHP Internacional Participacoes Ltda	Brazil
196	BHP International Finance Corp.	United States
197	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
198	BHP Khanij Anveshana Private Limited	India
199	BHP Mineral Resources Inc.	United States
200	BHP Minerals Asia Pacific Pty Ltd	Australia
201	BHP Minerals Europe Limited	United Kingdom

	Company Name	Country
202	BHP Minerals Exploration Inc.	United States
203	BHP Minerals Ghana Inc.	United States
204	BHP Minerals Holdings Proprietary Limited	Australia
205	BHP Minerals India Private Limited	India
206	BHP Minerals International Exploration Inc.	United States
207	BHP Minerals International LLC	United States
208	BHP Minerals Pacific Inc.	United States
209	BHP Minerals Service Company	United States
210	BHP Peru Holdings Inc.	United States
211	BHP Petroleum (Argentina) S.A.	Argentina
212	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
213	BHP Petroleum (Cambodia) Pty Ltd	Australia
214	BHP Petroleum (Pakistan) Pty. Ltd.	Australia
215	BHP Petroleum (Tankers) Limited	Bermuda
216	BHP Petroleum (U.K.) Corporation	United States
217	BHP Queensland Coal Investments Pty Ltd	Australia
218	BHP Queensland Coal Limited	United States
219	BHP Resources Inc.	United States
220	BHP Titanium Minerals Pty Ltd	Australia
221	BHP Venezuela Inc.	United States
222	BHPB Freight Pty Ltd	Australia
223	BHPB Resolution Holdings LLC	United States
224	Big Hawk Services, LLC	United States
225	Billiton Aluminium SA (Pty) Ltd	South Africa
226	Billiton Argentina B.V.	Netherlands
227	Billiton Australia Finance Pty Ltd	Australia
228	Billiton Australia Holdings B.V.	Netherlands
229	Billiton Chile B.V. (In Liquidation 14/08/2014)	Netherlands
230	Billiton Coal Australia Holdings B.V.	Netherlands
231	Billiton Coal SA Proprietary Limited	South Africa
232	Billiton Development (Zambia) Limited	Zambia
233	Billiton Development B.V.	Netherlands
234	Billiton E & D 3 B.V.	Netherlands
235	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
236	Billiton Exploration Australia Pty Ltd	Australia
237	Billiton Guinea B.V.	Netherlands
238	Billiton Investment 1 B.V.	Netherlands
239	Billiton Investment 12 B.V.	Netherlands
240	Billiton Investment 13 B.V.	Netherlands
241	Billiton Investment 15 B.V.	Netherlands
242	Billiton Investment 3 B.V.	Netherlands
243	Billiton Investment 7 B.V. (in Liquidation 20/08/2014)	Netherlands
244	Billiton Investment 8 B.V.	Netherlands
245	Billiton Investments Ireland Limited	Ireland
246	Billiton Manganese Australia Pty Ltd	Australia
247	Billiton Manganese Holdings B.V.	Netherlands
248	Billiton Marketing Holding B.V.	Netherlands
249	Billiton Marketing Investments B.V.	Netherlands
250	Billiton Nickel Holdings B.V.	Netherlands
251	Billiton Suriname Holdings B.V.	Netherlands
252	Broadmeadow Mine Services Pty Ltd	Australia
253	Broken Hill Proprietary (USA) Inc.	United States

	Company Name	Country
254	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
255	Bulkers Limited (in liquidation 15.05.2014)	Liberia
256	Carson Hill Gold Mining Corporation	United States
257	Central Queensland Services Pty Ltd	Australia
258	Cerro Matoso SA	Colombia
259	Coal Mines Australia Pty Ltd	Australia
260	Compania Minera Cerro Colorado Limitada	Chile
261	Conicol BVI Limited	Virgin Islands, British
262	Consolidated Nominees Proprietary Limited	South Africa
263	Consórcio Santos Luz de Imóveis Ltda	Brazil
264	Corridor Sands Limitada (in liquidation 31 May 2013)	Mozambique
265	County Shipping Company Limited (in liquidation 11.06.2014)	Hong Kong
266	Dampier Coal (Queensland) Proprietary Limited	Australia
267	Dendrobium Coal Pty Ltd	Australia
268	Dia Met Minerals (Africa) Ltd.	Cayman Islands
269	Donkerpoort Iron Limited	South Africa
270	Douglas Colliery Proprietary Limited	South Africa
271	Douglas Colliery Services Proprietary Limited	South Africa
272	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
273	Endeavour Coal Pty Limited	Australia
274	Ermelo Mines Services Proprietary Limited	South Africa
275	Eyami Trust Management Company (RF) Proprietary Limited	South Africa
276	FracHawk Services, LLC	United States
277	Gengro Limited	South Africa
278	Global BHP Copper Ltd.	Cayman Islands
279	Global Offshore Oil Exploration (South Africa) (Proprietary) Limited	South Africa
280	Groote Eylandt Mining Company Pty Ltd	Australia
281	Hamilton Brothers Corporation	United States
282	Hamilton Brothers Exploration Company	United States
283	Hamilton Brothers Oil and Gas Corporation	United States
284	Hamilton Brothers Petroleum Corporation	United States
285	Hamilton Oil Company Inc.	United States
286	Hay Point Services Pty Limited	Australia
287	Hillside Aluminium (Pty) Ltd	South Africa
288	HK Energy Marketing, LLC	United States
289	HK Transportation, LLC	United States
290	Hotazel Manganese Mines (Proprietary) Limited	South Africa
291	Hunter Valley Energy Coal Pty Ltd	Australia
292	Illawarra Coal Holdings Pty Ltd	Australia
293	Illawarra Services Pty Ltd	Australia
294	Ingwe Housing Association (NPC)	South Africa
295	Ingwe Surface Holdings Proprietary Limited	South Africa
296	Innovaciones Metalúrgicas de Córdoba S.A.S. – IMETCOR S.A.S.	Colombia
297	IPS USA, Inc.	United States
298	Jenipapo Recursos Naturais S.A.	Brazil
299	Kangwane Anthracite Proprietary Limited	South Africa
300	KCS Energy Services, Inc.	United States
301	Keliney Closed Joint Stock Company (In Liquidation 19/10/2012)	Russian Federation
302	Lubilanji Mining SPRL (Lumi SPRL)	Congo, The Democratic Republic of the
303	Main Street 58 Proprietary Limited	South Africa
304	Manhattan Syndicate Proprietary Limited	South Africa

	Company Name	Country
305	Marcona International, S.A.	Panama
306	Medallion California Properties Company	United States
307	Metalloys Manganese Smelter (Pty) Ltd	South Africa
308	Middelburg Mine Services Proprietary Limited	South Africa
309	Middelplaats Manganese (Pty) Limited	South Africa
310	Minera BHP Billiton, S.A. de C.V.	Mexico
311	Minera Escondida Limitada	Chile
312	Minera Spence SA	Chile
313	Mt Arthur Coal Pty Limited	Australia
314	Mt Arthur Underground Pty Ltd	Australia
315	One TEC Operating, LLC	United States
316	One Tec, LLC	United States
317	Oy Alwima Limited	Finland
318	Pering Mine Services Holdings Proprietary Limited	South Africa
319	Petrohawk Energy Corporation	United States
320	Phoenix Mining Finance Company Proprietary Limited (in liquidation 19/04/2001)	South Africa
321	Pilbara Gas Pty Limited	Australia
322	Proliq, Inc.	United States
323	PT BHP Billiton Indonesia	Indonesia
324	PT BHP Billiton Services Indonesia	Indonesia
325	PT Billiton Indonesia	Indonesia
326	PT Juloi Coal	Indonesia
327	PT Kalteng Coal	Indonesia
328	PT Lahai Coal	Indonesia
329	PT Maruwai Coal	Indonesia
330	PT Pari Coal	Indonesia
331	PT Ratah Coal	Indonesia
332	PT Sumber Barito Coal	Indonesia
333	QNI International Pty Ltd	Australia
334	QNI Philippines Inc	Philippines
335	RAL Cayman Inc.	Cayman Islands
336	Rietspruit Mine Services Proprietary Limited	South Africa
337	Rio Algom Exploration Inc.	Canada
338	Rio Algom Investments (Chile) Inc	Canada
339	Rio Algom Limited	Canada
340	Rio Algom Mining LLC	United States
341	Rio Algom Namibia (Proprietary) Limited	Namibia
342	Riocerro Inc	Cayman Islands
343	Riochile Inc	Cayman Islands
344	Samancor AG	Switzerland
345	Samancor Gabon SA	Gabon
346	Samancor Holdings (Proprietary) Limited	South Africa
347	Samancor Manganese (Proprietary) Limited	South Africa
348	San Juan Coal Company	United States
349	San Juan Transportation Company	United States
350	South Texas Shale LLC	United States
351	Southeastern Petroleum Sales Corporation	United States
352	Stein Insurance Company Limited	Guernsey
353	Tamakaya Energía SpA	Chile
354	Tasmanian Electro Metallurgical Company Pty Ltd	Australia
355	Terra Nominees (Proprietary) Limited	South Africa

	Company Name	Country
356	The Broken Hill Proprietary Company Pty Ltd	Australia
357	The Norwegian Oil Corporation (DNO-U.S.)	United States
358	The World Marine & General Insurance Plc	United Kingdom
359	Transkei Granite Holdings Proprietary Limited	South Africa
360	UMAL Consolidated Pty Ltd	Australia
361	United Iron Pty Ltd	Australia
362	Westchester Insurance Company (Proprietary) Limited	South Africa
363	Westminer Insurance Pte Ltd	Singapore
364	Winwell Resources, L.L.C.	United States
365	WMC (Argentina) Inc.	United States
366	WMC (Peru) Inc.	United States
367	WMC Corporate Services Inc.	United States
368	WMC Exploration Inc.	United States
370	WMC Finance (USA) Limited	Australia
371	WMC Mineracao Ltda.	Brazil
372	WMC Resources (Namibia) (Proprietary) Limited	Namibia
373	WMC Resources Marketing Limited	Canada
374	Athabasca Resources Partnership (in liquidation)	Canada
375	BHP Billiton Petroleum (Falkland) Corporation (in liquidation)	Canada
376	BHP Billiton Petroleum (Vietnam) Corporation (in liquidation)	Canada
377	Billiton (RA) B.V. (in liquidation)	Netherlands
378	Billiton Intellectual Property B.V. (in liquidation)	Netherlands
379	Billiton Investment 2 B.V. (in liquidation)	Netherlands
380	Astra Explorations & Mining Company (Proprietary) Limited (in liquidation)	Botswana